                                                                      Exhibit 20


Bank of New York                           Determination Date:         03-Nov-00
Manufactured Housing Contracts             Remittance Date:            07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                  For the Period Ended:       25-Nov-00
                                           Lock-Out Date:                 Mar-05

Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                       Class I A-1      Class I A-2     Class I A-3      Class I A-4
 (a)   Class I A and Class I B Distribution Amounts                    1,904,343.18      208,450.00      208,533.33       180,240.41

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                       351,220.12
       (b) Partial Prepayments Received                                  105,543.18
       (c) Principal Payments in Full (Scheduled Balance)              1,227,769.06
       (d) Liquidated Contract Scheduled Balance                               0.00
       (e) Section 3.05 Purchase Scheduled Balance                             0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)              0.00
                                                                      -------------    -------------   -------------   -------------
 Total Principal Distribution                                          1,684,532.36             0.00            0.00            0.00

 (c)   Interest Distribution                                             219,810.82       208,450.00      208,533.33      180,240.41
       Unpaid Interest Shortfall                                               0.00             0.00            0.00            0.00
                                                                      -------------    -------------   -------------   -------------
 Total Interest Distribution                                             219,810.82       208,450.00      208,533.33      180,240.41


 (d)   Beginning Class I A and Class I B Principal Balance            39,077,478.41    33,000,000.00   32,000,000.00   27,189,000.00
       Less: Principal Distribution                                    1,684,532.36             0.00            0.00            0.00
                                                                      -------------    -------------   -------------   -------------
       Remaining Class A and Class B Principal Balance                37,392,946.05    33,000,000.00   32,000,000.00   27,189,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                             174,807.79        (h)           Pool Factor
       Section 8.06 Reimbursement Amount                                       0.00     Class I A-1      0.69246196
       Section 6.02 Reimbursement Amount                                  48,765.87     Class I A-2      1.00000000
       Reimburseable Fees                                                      0.00     Class I A-3      1.00000000
                                                                      -------------     Class I A-4      1.00000000
 Total Fees Due Servicer                                                 223,573.66     Class I A-5      1.00000000
                                                                                        Class I M-1      1.00000000
                                                                                        Class I B-1      1.00000000
                                                                                        Class I B-2      1.00000000
Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                       Class I A-5     Class I M-1     Class I B-1    Class I B-2
 (a)   Class I A and Class I B Distribution Amounts                      62,398.10       52,601.54       56,347.92      98,605.00

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                      ------------    ------------    ------------   -------------
 Total Principal Distribution                                                 0.00            0.00            0.00            0.00

 (c)   Interest Distribution                                             62,398.10       52,601.54       56,347.92       98,605.00
       Unpaid Interest Shortfall                                              0.00            0.00            0.00            0.00
                                                                      ------------    ------------    ------------   -------------
 Total Interest Distribution                                             62,398.10       52,601.54       56,347.92       98,605.00


 (d)   Beginning Class I A and Class I B Principal Balance            9,137,000.00    7,310,000.00    7,310,000.00   12,792,000.00
       Less: Principal Distribution                                           0.00            0.00            0.00            0.00
                                                                      ------------    ------------    ------------   -------------
       Remaining Class A and Class B Principal Balance                9,137,000.00    7,310,000.00    7,310,000.00   12,792,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                       Original Balance          Rate
       Section 8.06 Reimbursement Amount                             54,000,000.00         6.7500%        6.62000%   Libor
       Section 6.02 Reimbursement Amount                             33,000,000.00         7.5800%           0.13%   Spread
       Reimburseable Fees                                            32,000,000.00         7.8200%
                                                                     27,189,000.00         7.9550%
 Total Fees Due Servicer                                              9,137,000.00         8.1950%
                                                                      7,310,000.00         8.6350%
                                                                      7,310,000.00         9.2500%
                                                                     12,792,000.00         9.2500%
Information for Clauses (a) through (s), Section 7.01 - GROUP I
 (a)   Class I A and Class I B Distribution Amounts

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                    1,235,120.86
 (c)   Interest Distribution                                        1,086,987.12
       Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                           When
 (d)   Beginning Class I A and Class I B Principal Balance                                    166,130,946.05
       Less: Principal Distribution                                 1,684,532.36            is less than
                                                                                              182,738,000.00
       Remaining Class A and Class B Principal Balance                                                  0.10
                                                                                               18,273,800.00
 (e)   Fees Due Servicer                                                                   We can prepay
       Monthly Servicing Fee                                                         Rate
       Section 8.06 Reimbursement Amount                               Class A-1    6.750%     39,077,478.41    2,637,730
       Section 6.02 Reimbursement Amount                               Class A-2    7.580%     33,000,000.00    2,501,400
       Reimburseable Fees                                              Class A-3    7.820%     32,000,000.00    2,502,400
                                                                       Class A-4    7.955%     27,189,000.00    2,162,885
 Total Fees Due Servicer                                               Class A-5    8.195%      9,137,000.00      748,777
                                                                       Class A-6    8.635%      7,310,000.00      631,219
                                                                       Class B-1    9.250%      7,310,000.00      676,175
                                                                       Class B-2    9.250%     12,792,000.00    1,183,260

                                                                                              167,815,478.41   13,043,845    7.77%

Bank of New York                           Determination Date:         03-Nov-00
Manufactured Housing Contracts             Remittance Date:            07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                  For the Period Ended:       25-Nov-00
                                           Lock-Out Date:                 Mar-05

                                                                     Unpaid                                                Unpaid
                                                         No. of     Principal       Delinquency as           No. of       Principal
 (f)   Delinquency as of the 25th                      Contracts     Balance      of Calendar Month        Contracts       Balance

        31-59 Days Delinquent                             233       7,749,333    31-59 Days Delinquent      4,836,949     4,836,949
        60-89 Days Delinquent                              52       1,654,036    60-89 Days Delinquent         41         1,367,509
         90+ Days Delinquent                              127       4,275,879    90+ Days Delinquent           120        4,036,867

       3-Month Avg Thirty-Day Delinquency Ratio  4.73%                           3-Month Avg Thirty-Day
       3-Month Avg Sixty-Day Delinquency Ratio   3.34%                             Delinquency Ratio                           2.95%
                                                                                 3-Month Avg Sixty-Day
 (g)   Section 3.05 Repurchases                                          0.00      Delinquency Ratio                           2.99%

 (i)   Class R Distribution Amount                                       0.00      Acquisition Loss Amount
       Reposession Profits                                               0.00
                                                                                 Current Month Acquisition Loss Amount    48,451.07

 (j)   Principal Balance of Contracts in Repossession            1,792,812.57    Cumulative Acquisition Loss Amount      233,024.83

 (k)   Aggregate Net Liquidation Losses                                  0.00

 (l)   (x) Class B-2 Formula Distribution Amount                    98,605.00
       (y) Remaining Amount Available                              246,738.74
                                                                 ------------
       Amount of (x) over (y)                                            0.00

 (m)   Class B-2 Liquidation Loss Amount                                 0.00

 (n)   Guarantee Payment                                                 0.00

 (o)   Unadvanced Shortfalls                                             0.00
                                                          No.   $

 (p)   Units repossessed                                  18       554,136.21

 (q)   Principal Prepayments paid                                1,333,312.24

 (r)   Scheduled Principal Payments                                351,220.12

 (s)   Weighted Average Interest Rate                                   10.94%

Bank of New York                           Determination Date:         03-Nov-00
Manufactured Housing Contracts             Remittance Date:            07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                  For the Period Ended:       25-Nov-00
                                           Lock-Out Date:                 Mar-05


                  Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt         2,752,791.56
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st     517,041.57

(ii)  Monthly Advance made                                                     0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                     10,604.35
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                1,687.95
(v)   Principal due Holders                                                    0.00
Less:
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-Vanderbilt                         127,702.40
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-SubServicer-21st                    11,196.15
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                   0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                     0.00
   (iii) Monthly Servicing Fee                                           174,807.79
   (iv)  Reimbursable Liquidation Expenses                                48,765.87
   (v)   Section 6.04 (c) reimbursement                                        0.00
   (vi)  Section 8.06 reimbursement                                            0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                 0.00

Total Due Servicer                                                       223,573.66

Available Distribution Amount-Vanderbilt                               2,412,119.85
Available Distribution Amount-SubServicer-21st                           507,533.37
To Class A and B                                                       2,771,519.48

Monthly Excess Cashflow                                                  148,133.74

Weighted Average Remaining Term (months)                                     216.00

       Scheduled Balance Computation

       Prior Month Balance                                           167,815,478.41

       Current Balance                               166,245,520.94
                 Adv Principal                            33,206.81
                 Del Principal                           147,781.70
       Pool Scheduled Balance                                        166,130,946.05

       Principal Payments in Full                      1,227,769.06
       Partial Prepayments                               105,543.18

       Scheduled Principal                               351,220.12

       Collateral Balance                                            166,245,520.94

Bank of New York                            Determination Date:        03-Nov-00
Manufactured Housing Contracts              Remittance Date:           07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                   For the Period Ended:      25-Nov-00
                                            Lock-Out Date:                Mar-05

Information for Clauses (v) through (ap), Section 7.01 - GROUP II
                                                                   Class II A-1       Class II B-1    Class II B-2     Class II B-3

 (v)   Class II A and Class II B Distribution Amounts               1,141,545.87        53,670.08       35,366.87        44,904.57

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                    118,198.71
       (b) Partial Prepayments Received                                (5,649.28)
       (c) Principal Payments in Full (Scheduled Balance)             700,190.44
       (d) Liquidated Contract Scheduled Balance                            0.00
       (e) Section 3.05 Purchase Scheduled Balance                          0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)           0.00
       (g) Accelerated Principal Payment                                    0.00
                                                                   -------------     ------------    ------------     ------------
 Total Principal Distribution                                         812,739.87             0.00            0.00             0.00

 (x)   Interest Distribution                                          328,806.00        53,670.08       35,366.87        44,904.57
       Unpaid Interest Shortfall                                            0.00             0.00            0.00             0.00
                                                                   -------------     ------------    ------------     ------------
 Total Interest Distribution                                          328,806.00        53,670.08       35,366.87        44,904.57


 (y)   Beginning Class I A and Class I B Principal Balance         57,018,382.13     9,071,000.00    4,867,000.00     5,974,000.00
       Less: Principal Distribution                                   812,739.87             0.00            0.00             0.00
                                                                   -------------     ------------    ------------     ------------
       Remaining Class A and Class B Principal Balance             56,205,642.26     9,071,000.00    4,867,000.00     5,974,000.00

 (z)   Fees Due Servicer

       Monthly Servicing Fee                                           83,362.00       (ac)           Pool Factor  Original Balance
       Section 8.06 Reimbursement Amount                                    0.00     Class II A-1      0.81959902    68,577,000.00
       Section 6.02 Reimbursement Amount                               14,000.00     Class II B-1      1.00000000     9,071,000.00
       Reimburseable Fees                                                   0.00     Class II B-2      1.00000000     4,867,000.00
                                                                                     Class II B-3      1.00000000     5,974,000.00
                                                                   -------------
 Total Fees Due Servicer                                               97,362.00


Information for Clauses (v) through (ap), Section 7.01 - GROUP II


 (v)   Class II A and Class II B Distribution Amounts

 (w)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
       (g) Accelerated Principal Payment

 Total Principal Distribution

 (x)   Interest Distribution                                            462,747.52
       Unpaid Interest Shortfall

 Total Interest Distribution                                                       When
                                                                                    76,117,642.26

 (y)   Beginning Class I A and Class I B Principal Balance                         is less than
       Less: Principal Distribution                                     812,739.87  88,489,000.00
                                                                                         X
       Remaining Class A and Class B Principal Balance                                       0.10
                                                                                     8,848,900.00
 (z)   Fees Due Servicer                                                               We can prepaid
       Monthly Servicing Fee                                     Rate       Libor          Spread
       Section 8.06 Reimbursement Amount                        6.9200%   6.62000%          0.30%    57,018,382   3,945,672
       Section 6.02 Reimbursement Amount                        7.1000%                     0.48%     9,071,000     644,041
       Reimburseable Fees                                       8.7200%                     2.10%     4,867,000     424,402
                                                                9.0200%                     2.40%     5,974,000     538,855
                                                                                                    ------------------------
 Total Fees Due Servicer                                                                             76,930,382   5,552,970   7.22%

Bank of New York                            Determination Date:        03-Nov-00
Manufactured Housing Contracts              Remittance Date:           07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                   For the Period Ended:      25-Nov-00
                                            Lock-Out Date:                Mar-05

                                                                       Unpaid                                              Unpaid
                                                          No. of      Principal        Delinquency as          No. of     Principal
 (aa)  Delinquency as of the 25th                        Contracts     Balance       of Calendar Month       Contracts     Balance

            31-59 Days Delinquent                           47         2,140,962    31-59 Days Delinquent    1,028,674    1,028,674
            60-89 Days Delinquent                           14           679,173    60-89 Days Delinquent        12         623,765
             90+ Days Delinquent                            15           730,889    90+ Days Delinquent          14         688,930

       3-Month Avg Thirty-Day Delinquency Ratio  3.14%                              3-Month Avg Thirty-Day
       3-Month Avg Sixty-Day Delinquency Ratio   1.36%                                Delinquency Ratio       1.63%
                                                                                    3-Month Avg Sixty-Day
 (ab)  Section 3.05 Repurchases                                             0.00      Delinquency Ratio       1.14%

 (ad)  Class R Distribution Amount                                    222,406.89
       Reposession Profits                                                  0.00

 (ae)  Principal Balance of Contracts in Repossession                       0.00

 (af)  Aggregate Net Liquidation Losses                                     0.00

 (ag)  (x) Class B-3 Formula Distribution Amount                       44,904.57
       (y) Remaining Amount Available                                  74,273.15
                                                                       ---------
       Amount of (x) over (y)                                               0.00

 (ah)  Class B-2 Liquidation Loss Amount                                    0.00

 (ai)  Guarantee Payment                                                    0.00

 (aj)  Unadvanced Shortfalls                                                0.00
                                                              No. $
 (ak)  Units repossessed                                      0             0.00

 (al)  Principal Prepayments paid                                     694,541.16

 (am)  Scheduled Principal Payments                                   118,198.71

 (an)  Weighted Average Interest Rate                                      10.04%

Bank of New York                            Determination Date:        03-Nov-00
Manufactured Housing Contracts              Remittance Date:           07-Nov-00
Senior/Subordinated Pass-Through
Certificates Series 2000A                   For the Period Ended:      25-Nov-00
                                            Lock-Out Date:                Mar-05

                      Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                            1,479,179.61
(ii)  Monthly Advance made                                                                        0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                         5,345.21
(v)   Principal due Holders                                                                       0.00
Less:
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-Vanderbilt                                             37,402.28
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                      0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                        0.00
   (iii) Monthly Servicing Fee                                                               83,362.00
   (iv)  Reimbursable Liquidation Expenses                                                   14,000.00
   (v)   Section 6.04 (c) reimbursement                                                           0.00
   (vi)  Section 8.06 reimbursement                                                               0.00
   (vii) Amounts not required to be deposited-SubServicer                                         0.00

Total Due Servicer                                                                           97,362.00

Available Distribution Amount                                                             1,349,760.54
To Class A and B - Scheduled Principal and Interest                                       1,275,487.39

Monthly Excess Cashflow Class II                                                             74,273.15
Monthly Excess Cashflow Class I                                                             148,133.74

Accelerated Principal Payment                                                                     0.00

Weighted Average Remaining Term (months)                                                        254.00

       Scheduled Balance Computation

       Prior Month Balance                                                               80,027,520.80

       Current Balance                                                 79,249,564.00
                         Adv Principal                                      5,905.16
                         Del Principal                                     40,688.23
       Pool Scheduled Balance                                                            79,214,780.93

       Principal Payments in Full                                         700,190.44
       Partial Prepayments                                                 (5,649.28)

       Scheduled Principal                                                118,198.71

       Collateral Balance                                                                79,249,564.00

       Overcollateralization Amount                                                          3,097,139
       Required Overcollateralization Amount                                                 3,097,139